Exhibit 10.48
FIRST AMENDMENT TO AMENDED
AND RESTATED PLEDGE AND SECURITY AGREEMENT
(Quest Midstream Partners, L.P.)
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (herein referred to as this “Security Agreement Amendment”) is executed effective as of February 21, 2008, by QUEST MIDSTREAM PARTNERS, L.P., a Delaware limited partnership (“Debtor”), whose address is 210 Park Avenue, Suite 2750, Oklahoma City, Oklahoma 73102 for the benefit of ROYAL BANK OF CANADA (in its capacity as “Administrative Agent” and “Collateral Agent” for the Lenders (hereafter defined)), as "Secured Party,” whose address is Royal Bank Plaza, P.O. Box 50, 200 Bay Street, 12th Floor, South Tower, Toronto, Ontario M5J 2W7.
RECITALS
     WHEREAS, pursuant to that certain Amended and Restated Credit Agreement, dated as of November 1, 2007 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the “Credit Agreement”), among Debtor and Bluestem Pipeline, L.L.C., a Delaware limited liability company, as borrowers (collectively, the "Borrowers”), the various financial institutions that were parties thereto (collectively the "Lenders”) and Royal Bank of Canada, as the administrative agent and collateral agent (collectively, the “Administrative Agent”), the Lenders agreed to make loans and issue letters of credit for the account of Borrowers;
          WHEREAS, to secure payment of the “Obligations” (as defined in the Credit Agreement) the Debtor entered into that certain Amended and Restated Pledge and Security Agreement dated as of November 1, 2007 in favor of the Administrative Agent for the benefit of the Lenders (as the same may be amended, supplemented and restated from time to time, the “Security Agreement”) pursuant to which the Debtor granted a security interest in the “Collateral” (as defined in the Security Agreement);
     WHEREAS, Debtor has formed a new wholly-owned subsidiary known as Quest Transmission Company, LLC, a Delaware limited liability company to own certain laterals acquired pursuant to the Enbridge Acquisition (“QTC”); and
     WHEREAS, the Debtor and Administrative Agent are entering into this Security Agreement Amendment to amend Annex B-1 to the Security Agreement to reflect the addition of the equity interest of QTC as Pledged Limited Liability Company Interests evidenced by a certificate and QTC has specified in its organizational documentation that its limited liability company interests are securities governed by Article 8 of the Delaware Uniform Commercial Code (“Delaware UCC”) pursuant to Section 8-103(c) of the Delaware UCC.
     ACCORDINGLY, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:
MLP First Amendment
to Pledge and Security Agreement

     1. REFERENCE TO CREDIT AGREEMENT. The terms, conditions, and provisions of the Credit Agreement are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder so long as the Lenders are obligated to lend under the Credit Agreement and thereafter until the Obligations are paid and performed in full.
     2. Annex B-1 attached to the Security Agreement is hereby replaced and Supplemental Annex B-1 attached hereto is substituted therefor.
     THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
Remainder of page Intentionally Blank
Signature Page to Follow.
MLP First Amendment
to Pledge and Security Agreement

     IN WITNESS WHEREOF, the Debtor has caused this Security Agreement Amendment to be duly executed and delivered by an officer duly authorized as of the date first above written.

DEBTOR:

QUEST MIDSTREAM PARTNERS, L.P., a Delaware limited partnership

By:	Quest Midstream GP, LLC, a Delaware limited liability company, its General Partner

	By:	/s/ Jerry C. Cash

Jerry C. Cash
Chief Executive Officer

SECURED PARTY:

ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent

By:	/s/ Susan Khokher

Name: Susan Khokher
Title: Manager, Agency
Signature Page
MLP First Amendment
to Pledge and Security Agreement

SUPPLEMENTAL ANNEX B-1 TO SECURITY AGREEMENT
COLLATERAL DESCRIPTIONS
A.	Collateral Notes and Collateral Note Security:

None.

B.	Pledged Shares:

None.

C.	Partnership/Limited Liability Company Interests:

100% of the limited liability company membership interest in Bluestem Pipeline, LLC, a Delaware limited liability company

100% of the limited liability company membership interest in Quest Kansas Pipeline, L.L.C., a Delaware limited liability company

100% of the limited liability company interest in Quest Kansas General Partner, L.L.C., a Delaware limited liability company

100% of the limited liability company interest in Quest Transmission Company, LLC, a Delaware limited liability company

D.	Agreements:

Bluestem Partners, LLC Limited Liability Company Agreement

Quest Kansas Pipeline, L.L.C Limited Liability Company Agreement

Quest Kansas General Partner, L.L.C. Limited Liability Company Agreement

Quest Transmission Company, LLC Limited Liability Company Agreement

E.	Commercial Tort Claims: None.

F.	Deposit Accounts (including name of bank address and account number).

Account No. 805481093 at Bank of Oklahoma
Supplemental Annex B-1
MLP First Amendment
to Pledge and Security Agreement